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                                 AMENDMENT NO. 1


                            Dated: September 29, 2000


                                       TO


                            FIRST PREFERRED MORTGAGE


                            Dated: September 30, 1997




                                  HARRIET LTD.

                                                the Owner


                                       and


                      CHRISTIANIA BANK OG KREDITKASSE ASA,

                                                Mortgagee

                                    "HARRIET"



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                  THIS FIRST PREFERRED MORTGAGE AMENDMENT NO. 1, dated September
29, 2000, between HARRIET LTD., a company organized and existing under the laws of the Cayman Islands, having its registered office in Grand Cayman, Cayman Islands, British West Indies, and qualified as a foreign maritime entity under the laws of the Republic of Liberia (the "Owner"), and CHRISTIANIA BANK OG KREDITKASSE ASA, a banking corporation organized and existing under the laws of the Kingdom of Norway, as security trustee (herein, in such capacity, called the "Mortgagee") under a trust deed, dated September 30, 1997, among the Owner, the Mortgagee, the Senior Agent, the Junior Agent, the CBK Senior Swap Counterparty, the CBK Junior Swap Counterparty, the Senior Lenders, the Junior Lenders and the SE Banken Senior Swap Counterparty (as such terms are hereinafter defined).

                              W I T N E S S E T H:

                  WHEREAS, the Owner has heretofore executed and delivered to the Mortgagee a First Preferred Mortgage (the "Mortgage"), dated September 30, 1997, covering the whole of the vessel named HARRIET (the "Vessel"), Official No. 10845, documented in the name of the Owner under the laws of the Republic of Liberia, having its home port at Monrovia, Liberia, of 78,596 gross tons and 43,083 net tons or thereabouts;

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                  WHEREAS, the Mortgage was duly filed for record in the Office of the Deputy Commissioner or Maritime Affairs of the Republic of Liberia at New York, New York in Book PM 49, page 876 at 11:01 A.M.
E.D.S.T. on September 30, 1997;

                  WHEREAS, the Mortgage was given to secure the payment and performance by the Owner of its obligations under (i) a Senior Facility Agreement (the "Senior Facility Agreement"), dated September 30, 1997, among the Owner, as borrower, the financial institutions set forth in the Fourth Schedule thereto (collectively, the "Senior Lenders"), as lenders, Christiania Bank og Kreditkasse ASA, as agent (in such capacity, the "Senior Agent") for the Senior Lenders, and the Mortgagee, as security trustee, pursuant to which the Senior Lenders have heretofore severally loaned to the Owner U.S.$24,400,000 (the "Senior Loan"), of which original principal amount there remains outstanding on the date hereof U.S.$15,700,000, (ii) an ISDA Master Agreement, dated September 26, 1997, between the Owner and Christiania Bank og Kreditkasse ASA (in such capacity, the "CBK Senior Swap Counterparty"), and Confirmation Letter, dated September 26, 1997 (said ISDA Master Agreement and Confirmation Letter being herein collectively called the "CBK Senior Swap Agreement"), pursuant to which the CBK Senior Swap Counterparty has made available to the Owner an interest rate swap facility to enable the Owner to fix the interest rate on a portion of its


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indebtedness under the Senior Facility Agreement, (iii) an ISDA Master
Agreement, dated September 26, 1997, between the Owner and Skandinaviska Enskilda Banken AB (publ) (in such capacity, the "SE Banken Senior Swap Counterparty"), and Confirmation Letter, dated September 29, 1997 (said ISDA Master Agreement and Confirmation Letter being herein collectively called the "SE Banken Senior Swap Agreement"), pursuant to which the SE Banken Senior Swap Counterparty has made available to the Owner an interest rate swap facility to enable the Owner to fix the interest rate on a further portion of its indebtedness under the Senior Facility Agreement, (iv) a Junior Facility Agreement (the "Junior Facility Agreement"), dated September 30, 1997, among the Owner, as borrower, the financial institutions as are a party thereto (collectively, the "Junior Lenders"), as lenders, Christiania Bank og Kreditkasse ASA, as agent (in such capacity, the "Junior Agent") for the Junior Lenders, and the Mortgagee, as security trustee, pursuant to which the Junior Lenders have heretofore severally loaned to the Owner U.S.$3,000,000 (the "Junior Loan"), all of which original principal amount remains outstanding on the date hereof, and (v) an ISDA Master Agreement, dated September 26, 1997, between the Owner and Christiania Bank og Kreditkasse ASA (in such capacity, the "Junior Swap Counterparty"), and Confirmation Letter, dated September 26, 1997 (said ISDA Master Agreement and Confirmation


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Letter being herein collectively called the "Junior Swap Agreement") (the CBK
Senior Swap Agreement, the SE Banken Senior Swap Agreement and the Junior Swap Agreement being herein collectively called the "Swap Agreements"), pursuant to which the Junior Swap Counterparty has made available to the Owner an interest rate swap facility to enable the Owner to fix the interest rate on its indebtedness under the Junior Facility Agreement;

                  WHEREAS, pursuant to an Amendment Agreement (the "Junior Facility Amendment Agreement") (the Senior Facility Agreement and the Junior Facility Agreement, as amended by the Junior Facility Amendment Agreement, being herein called the "Facility Agreements"), dated September , 2000, among the Owner, the Mortgagee, the Junior Lenders and the Junior Agent (a copy of the form of which, with Schedules, is annexed hereto as Exhibit 1), to the Junior Facility Agreement, Christiania Bank og Kreditkasse ASA has loaned to the Owner an additional U.S. $600,000, thereby increasing the Junior Loan to U.S. $3,600,000, such additional loan to bear interest as provided in the Junior Facility Amendment Agreement and to be repayable in full on or before September 30, 2002;

                  WHEREAS, the Owner and the Mortgagee desire to amend the Mortgage to have the Vessel stand as security under the Mortgage, as amended by this Amendment, for the payment and performance by the Owner of its obligations under the Senior Facility Agreement, under the CBK Senior Swap Agreement, under the SE Banken Senior Swap Agreement, under the Junior Loan Agreement, as amended by the Junior Facility Amendment Agreement, and under the Junior Swap Agreement.

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner and the Mortgagee hereby agree as follows:

                  SECTION 1. In order to secure the payment of the Outstanding Indebtedness (as such term is defined in Section 2 hereof) in the specific manner set forth in the Mortgage, as hereby amended, in the Swap Agreements and in the Facility Agreements, the Owner has granted, conveyed and mortgaged and does by these presents grant, convey and mortgage to and in favor of the Mortgagee, its successors and assigns, the whole of the Vessel, TO HAVE AND TO HOLD the same unto the Mortgagee, its successors and assigns, forever upon the terms set forth in the Mortgage, as hereby amended, for the enforcement of the payment of the Outstanding Indebtedness and to secure the performance and observance of and compliance with the covenants, terms and conditions in the Mortgage, as hereby amended, in the Swap Agreements and in the Facility Agreements, contained, PROVIDED, HOWEVER, and the terms of the Mortgage, as hereby amended, are such that, the Mortgage, as hereby amended, shall be discharged, cancelled and have no further effect when there shall be no further amounts payable to the Senior Lenders, the Senior Agent, the Junior Lenders, the Junior Agent, the Mortgagee, the CBK Senior Swap Counterparty, the SE Banken Senior Swap Counterparty and the Junior Swap Counterparty in respect of the Outstanding Indebtedness and the Owner shall have complied with all of the covenants, terms and conditions in the Mortgage, as hereby amended, in the Swap Agreements and in the Facility Agreements contained.

                  SECTION 2. The term "Facility Agreements", as used in the Mortgage, as amended hereby, shall be deemed to mean the Senior Facility Agreement and the Junior Facility Agreement, as amended by the Junior Facility Amendment Agreement. The term "Outstanding Indebtedness" as used hereinabove and in the Mortgage, as amended hereby, shall be deemed to mean the Senior Loan, the Junior Loan (as increased to $3,600,000 pursuant to the terms of the Junior Facility Amendment Agreement), the Senior Contingent Sums (as such term is defined in the Mortgage), the Junior Contingent Sum (as such term is defined in the Mortgage), interest thereon and all other sums of money owing to the Senior Lenders, the Senior Agent, the Junior Lenders, the Junior Agent, the Mortgagee, the CBK Senior Swap Counterparty, the SE Banken Senior Swap Counterparty and/or the


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

Junior Swap Counterparty by the Owner from time to time under or in connection with the Facility Agreements, the Swap Agreements and the Mortgage, as hereby amended.

                  SECTION 3. This Amendment shall be recorded in the office of the Deputy Commissioner of Maritime Affairs of the Republic of Liberia in New York, New York, at the expense of the Owner, and the Owner will cause to be placed on board the Vessel a duly certified copy of this Amendment.

                  SECTION 5. This Amendment amends mortgage covenants and decreases the total amount secured by the Mortgage to U.S. $20,300,000, together with interest thereon and performance of mortgage covenants. The maturity date for the additional U.S. $600,000 loan is September 30, 2002, the maturity dates set forth in Clause 10 of the Mortgage for the balance of the indebtedness secured hereby remain the same and the discharge amount remains the same as the total amount.

                  SECTION 6. All other terms and provisions of the Mortgage shall remain unchanged and all of the terms and provisions of the Mortgage, as amended by this Amendment, shall be deemed incorporated herein with the same effect as though set forth at length in this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective


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

duly authorized officers or attorneys-in-fact on the date first above written.


                                Signed, sealed and delivered as as
                                a Deed by HARRIET LTD.


                                By:________________________

                                     Name:
                                     Title:


                                CHRISTIANIA BANK OG KREDITKASSE ASA


                                By:_________________________________

                                     Name:
                                     Title:


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                                 ACKNOWLEDGEMENT

STATE OF NEW YORK          )
                           : ss:
COUNTY OF NEW YORK         )

                  On the 29th day of September, in the year 2000, before me, the
undersigned, a Notary Public in and for said State, personally appeared        ,
personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                                 --------------------------
                                                       Notary Public


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

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK          )
                           : ss:
COUNTY OF NEW YORK         )

                  On the 29th day of September, in the year 2000, before me, the
undersigned, a Notary Public in and for said State, personally appeared        ,
personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



                                                 --------------------------
                                                        Notary Public


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